Prospectus Supplement	June 2, 2008

PUTNAM AMT-FREE INSURED MUNICIPAL FUND Prospectus dated November 30, 2007

Under normal circumstances, at least 80% of the fund’s net assets will be insured at the time of purchase as to the payment of principal and interest in the event of a default. As described under the sub-heading “Insurance” on pages 7-8 of the prospectus, the fund historically has only been permitted to buy investments insured by (or insurance from) insurance companies whose claims paying ability was rated (at the time of purchase) at the highest rating by at least one agency that regularly rates the claims paying ability of insurance companies. As a result of changes in the financial condition of some companies that provide such insurance, the number of companies holding the highest rating as to their claims paying ability has declined recently and could decline further in the near future. Putnam Management has advised the fund’s Trustees that, under current market conditions, the fund’s historical policy regarding insurance company ratings could preclude the fund from taking advantage of attractive investment opportunities among investments insured by companies that are rated below the highest grade, but still considered equivalent to “investment grade” quality. Accordingly, Putnam Management has recommended, and the fund’s Trustees have approved, changing the fund’s policy regarding the claims paying rating of insurance companies to read as follows:

With respect to that portion of the Fund’s portfolio consisting of insured investments, we will only buy investments insured by (or insurance from) insurance companies whose claims paying ability is rated (at the time we buy the investments) at a level considered equivalent to “investment grade” by at least one of the agencies regularly providing those ratings. Currently, an investment grade rating from Moody’s Investors Service, Inc., Standard & Poors Ratings Group or Fitch Ratings would require a minimum rating of BBB (or its equivalent) although Putnam Management may also rely on equivalent ratings provided by other rating agencies for this purpose. To further limit the Fund’s risk, we may only invest up to 20% of the net assets of the fund in investments insured by (or insurance from) insurance companies whose claims paying ability is rated (at the time we buy the investments) lower than A (or its equivalent) by all of the agencies regularly providing those ratings. While generally considered “secure” or “adequate,” a BBB rating indicates that adverse economic circumstances or changing conditions are more likely to affect the insurance company’s ability to pay claims than in the case of higher-rated companies.

For information regarding ratings, see Securities Ratings in the Statement of Additional Information.

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